                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                             ----------------------


         Date of Report (Date of earliest event reported):April 24, 2001

                          NCO PORTFOLIO MANAGEMENT INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                          000-32403                              23-3005839
------------------------------        -----------------------               ------------------------
(State or other jurisdiction          (Commission File Number)                   (I.R.S. Employer
of incorporation or organization)                                             Identification Number)

                               1705 Whitehead Road
                            Baltimore, Maryland 21207
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (410) 594-7000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
          (Former name or former address if changed since last report)




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ITEM 4.  Changes in Registrant's Certifying Accountants

         Reznick Fedder & Silverman, the independent auditors who had been engaged by the Company as the principal accountants to audit the Company's consolidated financial statements for 2000, was dismissed effective April 24, 2001. The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors.

         The report of Reznick Fedder & Silverman on the financial statements of the Company during the one-year period ended December 31, 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the one-year period ended December 31, 2000 and the subsequent interim period preceding the dismissal of Reznick Fedder & Silverman, the Company did not have any disagreements with Reznick Fedder & Silverman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Reznick Fedder & Silverman would have caused it to make reference to the subject matter of the disagreement in connection with its reports. The Company has requested Reznick Fedder & Silverman to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 26, 2001, is filed as Exhibit 99 to this Form 8-K.

         On April 24, 2001, the Company engaged Ernst & Young LLP as the Company's new auditors to audit the Company's consolidated financial statements. Accordingly, Ernst & Young LLP will act as the Company's independent auditors for the year ending December 31, 2001.


ITEM 7.  Financial Statements and Exhibits

         The following exhibit is furnished with this Report on Form 8-K:

Number   Title
------   -----
99 Letter to Securities and Exchange Commission, dated April 26, 2001, from Reznick Fedder & Silverman.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NCO Portfolio Management Inc.



Date: April 26, 2001                         /s/ Richard J. Palmer
                                             ----------------------------------
                                             Name:  Richard J. Palmer
                                             Title: Chief Financial Officer
                                                    and Treasurer


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